                                                                Exhibit 10.23(a)

                                  AMENDMENT TO
                             JOINT VENTURE AGREEMENT


         THIS AMENDMENT TO JOINT VENTURE AGREEMENT is made as of this 15th day of July, 1997, by and between WHEAT FIRST BUTCHER SINGER, INC. ("WFBS"), WHEAT FIRST SECURITIES, INC. ("Wheat"), MENTOR INVESTMENT GROUP, L.L.C. ("Mentor"), EVEREN CAPITAL CORPORATION ("EVEREN"), EVEREN SECURITIES HOLDINGS, INC. ("EVEREN Holdings"), EVEREN SECURITIES, INC. ("EVEREN Securities") and EVEREN CLEARING CORP. ("EVEREN Clearing"), (hereinafter collectively called the "parties").

         WHEREAS, the parties have entered into that certain Joint Venture Agreement dated as of the 25th day of July, 1996 as supplemented by the Clarification Agreement dated as of October 30, 1996 (together, the "Agreement"); and

         WHEREAS, the Agreement provides that on the Second Closing Date, EVEREN is to be issued Interests in Mentor relative to the Venture Revenues attributable to EVEREN (as more fully described in, and calculated in accordance with the provisions of, the Agreement); and

         WHEREAS, EVEREN offers, through its Consulting Services division, a managed money program commonly known as the "Paragon Program" whereby, among other things, clients may engage EVEREN to perform third-party investment manager search services; and

         WHEREAS, from time to time in the course of providing investment manager search services to a client which is (i) an employee benefit plan ("Employee Benefit Plan") within the meaning of Section 3(3) of ERISA, (ii) an individual retirement account ("IRA") as defined in Section 408 of the Internal Revenue Code of 1986, as amended (the "Code") or (iii) a retirement plan for self-employed individuals subject to the provisions of Section 401(c) of the Code ("HR-10 Plan"), and which has entered into a Paragon Program Client Agreement, EVEREN may present Mentor to such clients as a potential investment manager;

         NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

         1. (a) All capitalized terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Agreement.

            (b) "Excluded Paragon Clients" shall mean those Paragon clients of EVEREN who are Employee Benefit Plans, IRAs and HR-10 Plans who engage EVEREN to perform investment manager search services and who thereafter select Mentor as their investment manager.

         2. Solely for the purpose of determining the Venture Revenues attributable to EVEREN on the Second Closing Date pursuant to Section 2.4 of the Agreement, there shall be excluded from such determination all revenues attributable to Excluded Paragon Clients.

         3. EVEREN's obligations pursuant to Section 3.3(a) to include the Mentor Funds and the Venture Entities' private account management services in its "preferred" or "focus group" list of mutual funds and private account managers offered to customers is subject to Department of Labor and other regulatory guidelines.

         4. Except as set forth in this Amendment, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.


                            WHEAT FIRST BUTCHER SINGER, INC.

                            By:
                               -------------------------------------
                                     Name:
                                     Title:


                            WHEAT FIRST SECURITIES, INC.

                            By:
                               -------------------------------------
                                     Name:
                                     Title:


                            MENTOR INVESTMENT GROUP, INC.

                            By:
                               -------------------------------------
                                     Name:
                                     Title:


                            EVEREN CAPITAL CORPORATION

                            By:
                               -------------------------------------
                                     Name:    Arthur J. McGivern
                                     Title:   Senior Executive Vice President



                            EVEREN SECURITIES HOLDINGS, INC.

                            By:
                               -------------------------------------
                                     Name:    Arthur J. McGivern
                                     Title:   Authorized Signer


                            EVEREN SECURITIES, INC.

                            By:
                               -------------------------------------
                                     Name:    Arthur J. McGivern
                                     Title:   Senior Executive Vice President


                            EVEREN CLEARING CORP.

                            By:
                                     Name:    Arthur J. McGivern
                                     Title:   Authorized Signer